UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTICAP FUND (ALSMX)

ANNUAL REPORT

AUGUST 31, 2021

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2021 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 19.82% for the Year ended August 31, 2021 and 5.76% since inception (September 27, 2005) compared to a total return of 22.25% and 8.29% for the Dow Jones Moderate U.S. Portfolio Index, and 18.55% and 7.35% for the Morningstar Moderate Target Risk Index over the same periods.

Performance Review

We have been pleased with the performance of the Archer Balanced Fund for the past year. The Fund maintained a balance of slightly less than 70% equities and 30% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income. The managers continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.

Equity Portfolio

We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations. We have also leaned towards companies with shareholder friendly stock buyback and dividend policies, as those returns to shareholders are a positive contributor to long-term performance. Since the start of the pandemic, a relatively small number of large, “growth” stocks accounted for much of the positive performance of popular indices, including the equity component of our benchmark index. Technology companies have benefitted from a tremendous amount of investor optimism stretching the valuation of many companies to levels not seen since the late 1990s. As the year wore on and the re-opening of the economy progressed, cyclical, “value” stocks gained a foothold, only to relinquish their leadership as fears over the spreading Delta variant began to impact the global economy. The performance and valuation differentials between growth and value continue to sit near all-time highs. We believe that these differentials will narrow over time, and that the market will begin to recognize the value present in several beaten down sectors and companies. We continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by managing sector and position weightings as market conditions and valuations warrant.  The fund maintains significant weighting in certain segments of the Financial, Healthcare, and Technology sectors.

Fixed-Income Portfolio

The fund has maintained a relatively short-term, high-quality position. Although it has become quite clear that the general level of interest rates may stay low for several years, the managers believe that the risk added to the portfolio by lengthening duration and/or reducing credit quality does not offer material compensation. We continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  A more active Federal Reserve has added to volatility in the fixed income markets. Many companies have weakened their balance sheets by issuing debt over the past several years to fund more

Annual Report | 1

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

stockholder friendly actions. We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers. This position may cause periods of short-term relative underperformance but reduces volatility and allows the managers to take advantage of opportunities when the market presents them.

Current Strategy

We will continue to monitor the performance of each security on a case-by-case basis relative to our estimate of fair value. When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security or significantly reduce the size of the position. There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels. If we feel the valuation returns to a “buying” level, we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors or stocks because they are currently “hot”. All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve. Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward. As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2021 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of 30.97% for the year ended August 31, 2021 and 10.88% since inception of March 11, 2011.  This compared to a gain of 31.17% for the S&P 500 Index and 14.89% for the same periods.

Performance Review

The Archer Stock Fund seeks to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide. There will be times when this method of selecting securities may lead to the relative over- or underweighting of sectors.  The fund currently maintains relatively large weightings in healthcare, technology, consumer cyclical, and financial companies. Our technology, communication, and telemedicine holdings had exceptionally strong performance during the early stages of the pandemic, while our financial and other more cyclical holdings were rewarded as optimism about global

Annual Report | 1

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

growth and a normalization of interest rates took hold and investors began to pay more attention to discounted valuations.  More recently, fears of a global deceleration in the coming quarters and years caused the market to hit the pause button on the reopening trade.  As of August 31, 2021, the Fund held 50 equity positions and a roughly 2% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to 50 holdings.  This results in a relatively concentrated portfolio which can lead to periods of relative underperformance but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.  We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

Archer Income Fund (ARINX)

The Archer Income Fund returned 3.97% for the year ended August 31, 2021 and 3.11% from the date of inception on March 11, 2011 compared to -0.08% and 3.53% for the Barclay’s Capital US Aggregate Bond Index and 1.45% and 3.87% for the Barclay’s Intermediate Credit Index over the same time periods.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  While historically a difficult task under the best circumstances, guessing the direction and magnitude of short-term changes in interest rates has been a fools errand the last few years.  As inflation concerns built in 2019, the Federal Reserve leaned towards more restrictive monetary policy, only to have to pivot to a more accommodative stance as trade related fears crept into the market.  This accommodative trend accelerated dramatically as the pandemic took hold and policy makers were forced to provide fiscal stimulus while the Federal Reserve expanded its balance sheet significantly and promised to keep rates at, or near, zero percent for the foreseeable future.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature. Our flexibility also enabled us to take advantage of opportunities at steep discounts during the eye of the pandemic-created storm in the financial markets.  The managers believe it is prudent to continue to position the portfolio to protect against interest-rate, default and currency risks.  Our “barbell” approach has allowed us to take advantage of several opportunities presented when others have been forced to sell at attractive discounts, while maintaining liquidity and an effective duration lower than that of our benchmark indices.

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned 29.56% for the year ended August 31, 2021 and 6.76% from the date of inception on September 1, 2016 compared to a gain of 34.96% and 12.21% for the Dow Jones US Large-Cap Value Total Stock Market Index and 14.78% and 3.45% for the Morningstar Dividend Yield Focus Index over the same periods.

Annual Report | 2

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Performance Review

The Archer Dividend Growth Fund invests primarily in large and medium sized companies which we believe will provide long-term dividend payment growth for shareholders. Holdings are weighted towards companies with strong balance sheets and consistently increasing payouts to shareholders selling at an attractive discount to our estimate of fair value. This relatively deep value strategy has underperformed the broader market in recent years as the performance of many popular indices has been driven by an increasingly small number of high growth companies. The performance differential widened significantly during much of the year as high growth technology and biotechnology companies attracted investor dollars away from the more stable, dividend paying, value segments of the market. Recently, the spread has begun to narrow as investors have begun to recognize the value of stable cash flows and predictable business models.

Ultimately, we believe value will be recognized in our holdings and offer attractive appreciation in addition to the growing dividend income stream.  We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about inflation and the erosion of real income.

Archer Focus Fund (AFOCX) and Archer Multi Cap Fund (ALSMX)

The Archer Focus Fund and the Archer Multi Cap Fund were both launched on December 31, 2019 and recently recorded their first full year of investment performance.  The Archer Focus Fund returned 23.46% for the year ended August 31, 2021 and 16.12% from the date of inception compared to a gain of 26.77% and 16.33% for the Dow Jones Industrial Average Index over the same time periods.  The Archer Multi Cap Fund returned 31.07% for the year ended August 31, 2021 and 20.07% from the date of inception.  This compares to returns 31.17% & 24.60% for the S&P 500 Index, 53.91% & 20.90% for the S&P 600 Small Cap Index, and 44.75% & 20.67% for the S&P 400 Mid Cap Index over the same periods.

The Archer Focus Fund seeks long-term growth of capital by investing in financially sound, large and medium-sized companies with dominant franchises. Under normal conditions, the Fund holds a relatively concentrated portfolio of 50 or fewer US common stocks. Potential investments are carefully screened for balance sheet strength, sustainable earnings and free cash flow, and durable market position.  The Focus Fund maintained a relatively concentrated portfolio during the year and had 40 equity holdings as of August 31, 2021 with Communications and Financials making up the largest sector weightings, while Energy and Utilities were the smallest portfolio weightings.  Performance was aided by several of our cyclical holdings in the basic materials, advertising, and commercial real estate industries as investors gained confidence in the economic reopening. Several holdings, particularly in the household products, pharmaceutical, and chemical industries faltered during the period as they struggled with supply chain issues, escalating raw material costs, and lapped strong earnings reports from the early days of the pandemic.  We remain confident in our holdings ability to weather what we view as relatively short-term challenges as we focus on owning relatively large, financially stable companies with long-term earnings power.

Annual Report | 3

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

The Archer Multi Cap Fund seeks long-term growth of capital by investing in up to 75 equity positions split evenly between the top 25 small, medium, and large publicly traded US companies at the beginning of each calendar year based on market capitalization. Position sizes are adjusted throughout the year driven by our proprietary quantitative and technical models and rebalanced annually. As of August 31, 2021 the Multi Cap maintained a slight overweighting to medium sized companies as the fund was allocated roughly 30% large-cap, 37% mid-cap, and 33% small-cap.  Growth continues to be the overwhelming “style factor” of the fund as approximately 63% of holdings are categorized as such. In terms of sector weightings Technology, Industrials, and Healthcare companies were the largest holdings, while the fund maintained relatively little exposure to Consumer Staples, Utility, and Energy sectors. The rapid changes to sector leadership and style factor performance led to underperformance relative to the blended benchmark during the year. We continue to believe that the relatively balanced market cap exposure provided by the Fund will reward patient shareholders over time.

Troy C. Patton, CPA/ABV

President

Annual Report | 4

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2021
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index	Morningstar Moderate Target Risk Index
1 Year	19.82%	22.25%	18.55%
3 Year	9.80%	11.63%	11.00%
5 Year	9.16%	11.12%	10.08%
10 Year	8.94%	10.53%	8.67%
Since Inception	5.76%	8.29%	7.35%
Value	$24,382	$35,557	$30,967

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

The Morningstar Moderate Target Risk Index is a member of the Morningstar Target Risk Series that spans the risk spectrum from conservative to aggressive. The indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison. Morningstar indexes cover a global set of stocks, bonds, and commodities and are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 5

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2021
	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	3.97%	-0.08%	1.45%
3 Year	4.29%	5.43%	5.65%
5 Year	2.86%	3.11%	3.61%
10 Year	2.87%	3.17%	3.68%
Since Inception *	3.11%	3.53%	3.87%
Value	$13,782	$14,390	$14,882

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 6

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2021
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	30.97%	31.17%	44.75%
3 Year	14.98%	18.06%	12.15%
5 Year	15.06%	18.01%	13.72%
10 Year	12.37%	16.33%	13.87%
Since Inception *	10.88%	14.89%	12.35%
Value	$29,510	$42,836	$33,885

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 7

ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2021
	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index	Morningstar Dividend Yield Focus Index
1 Year	29.56%	34.96%	14.78%
3 Year	5.26%	11.23%	2.80%
Since Inception *	6.76%	12.21%	3.45%
Value	$13,867	$17,770	$11,850

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S. domiciled companies with strong financial health and an ability to sustain above average dividend payouts. The index consists of 75 stocks that are weighted in proportion to the total pool of dividends available to investors.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 8

ARCHER FOCUS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2021
	Archer Focus Fund	Dow Jones Industrial Average Index	S&P 500 Index
1 Year	23.46%	26.77%	31.17%
Since Inception *	16.12%	16.33%	24.58%
Value	$12,834	$12,876	$14,438

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 9

ARCHER MULTI CAP FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Archer Multi Cap Fund
S&P 500 Index
S&P 600 Small Cap Index
S&P 400 Mid Cap Index
Synthetic Blend 33-33-33
12/30/2019
2/29/2020
8/31/2020
2/28/2021
8/31/2021

Average Annual Total Returns
For the Period Ended August 31, 2021
	Archer Multi Cap Fund	S&P 500 Index	S&P 600 Small Cap Index	S&P 400 Mid Cap Index	Synthetic Blend 33-33-33
1 Year	31.07%	31.17%	53.91%	44.75%	43.97%
Since Inception *	20.07%	24.60%	20.90%	20.67%	22.69%
Value	$13,572	$14,438	$13,729	$13,689	$14,071

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor’s 600 Index (“S&P 600”) seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Synthetic Blend Index consists of 33% S&P 500, 33% S&P 600, and 33% S&P 400.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Annual Report | 10

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

Corporate Bonds
16.55%
Exchange Traded
Funds
3.25%
Municipal Bonds
5.09%
Real Estate
Investment Trusts
3.90%
Preferred Securities
2.54%
Structured Notes
0.24%
Money Market Fund
3.64%
Common Stocks
64.79%

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 11

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

Municipal Bonds
24.74%
Exchange Traded
Funds
4.05%
Preferred Securities
6.55%
Structured Notes
3.02%
Money Market Fund
1.65%
Corporate Bonds
59.99%

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 12

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Utilities
3.06%
Basic Materials
1.90%
Communication Services
9.10%
Consumer Cyclical
14.38%
Consumer Defensive
3.23%
Energy
1.69%
Financial Services
11.87%
Healthcare
22.52%
Industrials
8.18%
Money Market Fund
1.92%
Real Estate Investment Trust
1.91%
Technology
20.24%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 13

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Basic Materials
1.67%
Communication Services
3.37%
Consumer Cyclical
4.83%
Consumer Defensive
6.98%
Energy
5.65%
Financial Services
9.17%
Healthcare
18.67%
Industrials
9.83%
Money Market Fund
4.34%
Real Estate Investment Trust
11.94%
Technology
11.00%
Utilities
12.55%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 14

ARCHER FOCUS FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Utilities
6.96%
Basic Materials
9.85%
Technology
7.00%
Communication Services
12.79%
Real Estate
7.67%
Money Market Fund
2.42%
Industrials
7.39%
Consumer Cyclical
9.20%
Healthcare
9.67%
Consumer Defensive
8.36%
Financial Services
12.37%
Energy
6.32%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 15

ARCHER MULTI CAP FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Utilities
0.70%
Basic Materials
4.94%
Communication Services
10.39%
Consumer Cyclical
10.55%
Consumer Defensive
1.42%
Financial Services
11.14%
Healthcare
15.18%
Industrials
17.28%
Money Market Fund
2.73%
Real Estate
0.73%
Technology
24.94%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

Annual Report | 16

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares/Principal		Value

COMMON STOCKS - 65.14%

Air Courier Services - 2.29%
4,400	FedEx Corp.	$ 1,169,036

Aircraft Engines & Engine Parts - 2.27%
5,000	Honeywell International, Inc.	1,159,550

Food & Kindred Products - 1.23%
4,000	PepsiCo, Inc.	625,560

Biological Products (No Diagnostic Substances) - 0.80%
1,200	Biogen, Inc. *	406,692

Commercial Banks - 1.59%
12,500	Toronto Dominion Bank (Canada)	811,750

Electric Services - 2.50%
15,200	NextEra Energy, Inc.	1,276,648

Electrical Work - 2.20%
11,000	Quanta Services, Inc.	1,123,100

Electromedical & Electrotherapeutic Apparatus - 1.70%
6,500	Medtronic PLC. (Ireland)	867,620

Electronic Computers - 3.14%
6,700	Apple, Inc.	1,017,261
6,000	Dell Technologies, Inc. Class C *	584,760
		1,602,021
Food & Kindred Products - 1.21%
4,900	Nestle S.A. ADR	618,821

Guided Missiles & Space Vehicles & Parts - 1.98%
2,800	Lockheed Martin Corp.	1,007,440

National Commercial Banks - 4.65%
15,000	Citigroup, Inc.	1,078,650
8,100	JPMorgan Chase & Co.	1,295,595
		2,374,245
Petroleum Refining - 1.57%
8,300	Chevron Corp.	803,191

Pharmaceutical Preparations - 7.61%
8,550	Bristol Myers Squibb Co.	571,653
1,800	Eli Lilly & Co.	464,922

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Pharmaceutical Preparations – (Continued)
5,000	Johnson & Johnson	$ 865,650
11,950	Merck & Co., Inc.	911,666
1,195	Organon & Co.	40,499
22,300	Pfizer, Inc.	1,027,361
		3,881,751
Railroads, Line-Haul Operating - 1.96%
4,600	Union Pacific Corp.	997,464

Retail - Drug Stores and Proprietary Stores - 2.30%
13,594	CVS Health Corp.	1,174,386

Retail - Lumber & Other Building Material Dealers - 2.11%
3,300	Home Depot, Inc.	1,076,394

Retail - Variety Stores - 2.32%
8,000	WalMart, Inc.	1,184,800

Rubber & Plastics Footwear - 1.94%
6,000	Nike, Inc. Class B	988,440

Semiconductors & Related Devices - 4.03%
1,800	Broadcom, Inc.	894,978
11,200	Intel Corp.	605,472
2,900	Texas Instruments, Inc.	553,639
		2,054,089
Services - Business Services - 4.63%
3,000	Accenture PLC. Class A (Ireland)	1,009,680
3,900	MasterCard, Inc. Class A	1,350,297
		2,359,977
Services - Computer Programming, Data Processing, Etc. - 6.22%
535	Alphabet, Inc. Class A *	1,548,263
4,275	Facebook, Inc. Class A *	1,621,849
		3,170,112
Services - Medical Laboratories - 1.28%
2,150	Laboratory Corp. of America Holdings *	652,267

Services - Miscellaneous Amusement & Recreation - 1.42%
4,000	Walt Disney Co.	725,200

Services - Prepackaged Software - 2.19%
3,700	Microsoft Corp.	1,116,956

TOTAL FOR COMMON STOCKS (Cost $17,789,778) - 65.14%		33,227,510

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

CORPORATE BONDS - 16.45% (c)

Accident & Health Insurance - 0.26%
125,000	Unum Group, 4.000%, due 3/15/24	$ 134,412

Air Transportation, Scheduled - 0.73%
86,571	American Airlines 2013-2 Class A Pass Through Trust, 4.950%, due 1/15/23	88,481
250,000	Southwest Airlines Co., 5.250%, due 5/04/25	283,369
		371,850
Aircraft - 0.51%
250,000	Boeing Co., 2.600%, due 10/30/25	260,996

Beverages - 0.31%
150,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	158,290

Commercial Banks - 0.20%
100,000	Royal Bank of Canada, 1.200%, due 4/27/26 (Canada)	100,236

Crude Petroleum & Natural Gas - 0.22%
109,000	Murphy Oil Corp., 6.875%, due 8/15/24	111,180

Electric Services - 0.21%
100,000	Southern California Edison Co. Series E, 3.700%, 8/01/25	109,412

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.54%
300,000	General Electric Co. Series A, 4.000%, to 6/15/22 (a) (b)	275,250

Healthcare Providers & Services - 0.20%
100,000	CommonSpirit Health, 2.950%, due 11/01/22	102,682

Miscellaneous Business Credit Institution - 0.10%
50,000	Ford Motor Credit Co. LLC., 3.810%, due 1/09/24	51,875

National Commercial Banks - 2.46%
300,000	Banc of California, Inc., 5.250%, due 4/15/25	317,713
100,000	Bank of America Corp. Series L, 3.950%, due 4/21/25	109,525
200,000	Citigroup, Inc. Series B, 5.900%, to 2/15/23 (a) (b)	209,500
150,000	JPMorgan Chase & Co. Series B, 0.62575%, due 2/01/27 (3-month US Libor + .50%) FRN	145,727
200,000	Mellon Capital IV, 4.000%, to 11/08/21 (3-month US Libor + 0.565%) (b) **	200,169
100,000	Old National Bancorp, 4.125%, due 8/15/24	108,739
150,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	162,037
		1,253,410
Operative Builders - 0.77%
150,000	Lennar Corp., 4.750%, due 11/29/27	174,556
200,000	Lennar Corp., 4.875%, due 12/15/23	216,126
		390,682

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Other Real Estate Investment Trust - 0.31%
6,000	Ready Capital Corp., 5.750%, due 2/15/26	$ 158,100

Personal Credit Institutions - 1.05%
250,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	280,938
250,000	OneMain Finance Corp., 3.500%, due 1/15/27	253,055
		533,993
Pharmaceutical Preparations - 0.82%
250,000	AbbVie, Inc., 2.900%, due 11/06/22	257,271
100,000	AbbVie, Inc., 3.200%, due 5/14/26	108,575
50,000	Mylan, Inc., 4.200%, due 11/29/23	53,498
		419,344
Property & Casualty Insurance - 0.44%
200,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	226,255

Retail - Drug Stores & Proprietary Stores - 0.34%
175,000	Walgreens Boots Alliance, Inc., 3.300%, due 11/18/21	175,237

Retail - Shoe Stores - 0.20%
100,000	Foot Locker, Inc., 8.500%, due 1/15/22	102,500

Rubber & Plastics Footwear - 0.40%
200,000	Nike, Inc., 2.250%, due 5/01/23	205,770

Security Brokers, Dealers & Flotation Companies - 1.23%
400,000	Capital Southwest Corp., 3.375%, due 10/01/26	403,788
200,000	The Charles Schwab Corp. Series G, 5.375%, to 6/01/25 (a) (b)	222,260
		626,048
Services - Advertising Agencies - 0.43%
200,000	Omnicom Group, Inc., 3.600%, due 4/15/26	221,034

Services - Business Services - 0.34%
170,000	EBay, Inc., 2.600%, due 7/15/22	172,383

Services - Equipment Rental & Leasing - 0.94%
200,000	Air Lease Corp., 3.625%, 12/01/27	216,700
250,000	United Rentals, Inc., 3.875%, 11/15/27	262,687
		479,387
Services - Personal Services - 0.46%
225,000	Block Financial LLC, 5.500%, due 11/01/22	232,204

Services - Prepackaged Software - 0.68%
75,000	NortonLifelock, Inc., 3.950%, due 6/15/22	75,937
100,000	Oracle Corp., 1.650%, due 3/25/26	101,758
150,000	VMWare, Inc., 3.900%, due 8/21/27	168,098
		345,793

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

State Commercial Banks - 2.30%
250,000	Ally Financial, Inc. Series B, 4.700, to 5/15/26 (a) (b)	$ 263,125
100,000	Citizens Financial Group, Inc., 4.350%, due 8/01/25	110,734
250,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	273,742
200,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	216,520
100,000	Home Bancshares, Inc., 5.625%, to 4/15/22 (a) (maturity date: 4/15/27)	102,637
200,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b)	207,000
		1,173,758

TOTAL FOR CORPORATE BONDS (Cost $8,229,045) - 16.45%		8,392,081

EXCHANGE TRADED FUNDS - 3.27%
17,000	Invesco Variable Rate Preferred ETF	448,460
1,136	iShares iBoxx $ High Yield Corporate Bond ETF	100,070
12,900	iShares US Preferred Stock ETF	508,260
12,000	JPMorgan Ultra-Short Income ETF	608,880
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,634,822) - 3.27%		1,665,670

MUNICIPAL BONDS - 5.12% (c)

California - 0.10%
10,000	California St. University Revenue Bond Series B, 2.785%, due 11/01/22	10,178
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,094
20,000	San Bernardino County Redevelopment Agency, 3.625%, due 9/01/24	21,354
		51,626
Georgia - 0.22%
99,000	Georgia Loc. Govt., 4.750%, due 6/01/28	111,318

Indiana - 0.72%
135,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150% due 7/15/27	135,570
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project, 2.650%, due 8/01/28	204,364
30,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.750%, due 1/15/24	30,121
		370,055
Kentucky - 0.11%
55,000	Louisville/Jefferson County Metro Government, 3.000%, due 5/01/23	56,161

Maryland - 0.65%
200,000	Baltimore Board of School Commissioners City Schools Revenue, 5.692%, due 12/15/25	239,692
90,000	Maryland St. Econ Dev Corp Pkg Facs Revenue Taxable Senior Baltimore City Proj Series B, 3.950%, due 6/01/23	91,904
		331,596

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Michigan - 0.57%
25,000	City of Coldwater, MI Water Supply & Wastewater System Revenue, 5.000%, due 8/01/26	$ 30,049
250,000	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	261,497
		291,546
New Jersey - 0.27%
135,000	City of Wildwood, NJ, 4.000%, due 11/01/21	135,543

New York - 0.81%
200,000	City of New York, NY, 1.980%, due 8/01/23	206,252
200,000	Schenectady, NY Metroplex Development Authority Revenue Taxable Ref, 2.250%, due 8/01/23	206,114
		412,366
Ohio - 0.60%
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	306,427

Pennsylvania - 0.49%
250,000	East Norriton Plymouth Whipain Joint Sewer Authority, 1.832%, due 8/01/28	250,107

Washington - 0.16%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, due 12/01/25	80,561

Wisconsin - 0.42%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	110,301
100,000	Wisconsin Health Edl Facs Auth Senior Living Revenue Taxable- Covenant Cmntys, Inc. Proj Ser A-2, 4.100%, due 1/01/24	105,241
		215,542

TOTAL FOR MUNICIPAL BONDS (Cost $2,556,562) - 5.12%		2,612,848

REAL ESTATE INVESTMENT TRUST - 3.92%
19,900	Duke Realty Corp.	1,044,949
5,100	Extra Space Storage, Inc.	953,241
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $897,545) - 3.92%		1,998,190

PREFERRED SECURITIES - 2.55%

Asset Management - 0.20%
4,000	B Riley Financial, Inc., 6.50%, due 09/30/26	105,400

Motor Vehicles & Passenger Car Bodies - 0.32%
6,000	Ford Motor Co., 6.000%, due 12/01/59	162,540

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

National Commercial Banks - 1.78%
150,000	BAC Capital Trust XIII Series F, 4.000% (3-month Libor + 0.40%) (b) **	$ 149,708
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	160,500
150,000	Huntington Bancshares, Inc. Series E, 5.70%, to 4/15/23 (a) (b)	155,213
150,000	PNC Capital Trust C, 0.70463%, due 6/01/28 (3-month Libor + 0.57%) FRN	145,387
300,000	USB Capital IX, 3.500%, (3-month Libor + 1.02) (b) **	297,900
		908,708
Telephone Communications (No Radio Telephone) - 0.25%
3,000	QWest Corp., 6.500%, due 9/01/56	75,870
2,000	US Cellular Corp., 6.950%, due 5/15/60	50,700
		126,570

TOTAL FOR PREFERRED SECURITIES (Cost $1,239,935) - 2.55%		1,303,218

STRUCTURED NOTES - 0.43% (c)

Security Brokers, Dealers & Flotation Companies - 0.43%
125,000	Goldman Sachs Group, Inc., 3.519%, Capped at 10% ** (maturity date: 11/13/28)	123,750
95,000	Morgan Stanley Series MTN, 8.85%, due 8/30/28, Capped at 12% **	96,544
		220,294

TOTAL FOR STRUCTURED NOTES (Cost $207,785) - 0.43%		220,294

MONEY MARKET FUND - 3.66%
1,866,467	Federated Treasury Obligation Fund - Institutional Shares 0.01% ** (Cost $1,866,467) - 3.66%	1,866,467

TOTAL INVESTMENTS (Cost $34,421,939) - 100.54%		51,286,278

LIABILITIES LESS OTHER ASSETS, NET - (0.54)%		(275,368)

NET ASSETS - 100.00%		$ 51,010,910

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2021.

ADR - American Depository Receipt

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs.

FRN - Floating Rate Note is a debt instrument whose coupon rate is variable and it tied to a benchmark rate such as LIBOR or the US Treasury Bill rate. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares/Principal		Value

CORPORATE BONDS - 55.65% (c)

Accident & Health Insurance - 0.71%
75,000	Unum Group, 4.000%, due 3/15/24	$ 80,647

Air Transportation, Scheduled - 1.87%
41,007	American Airlines 2013-2 Class A Pass Through Trust, 4.950%, due 1/15/23	41,912
150,000	Southwest Airlines Co., 5.250%, due 5/04/25	170,021
		211,933
Aircraft - 1.38%
150,000	Boeing Co., 2.600%, due 10/30/25	156,598

Beverages - 0.93%
100,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	105,527

Computer Storage Devices - 0.46%
50,000	EMC Corp., 3.375%, due 6/01/23	51,625

Container & Packaging - 0.45%
50,000	Ball Corp., 5.000%, due 3/15/22	51,000

Crude Petroleum & Natural Gas - 0.66%
73,000	Murphy Oil Corp., 6.875%, due 8/15/24	74,460

Electric & Other Services Combined - 0.74%
100,000	PPL Energy Supply LLC., 4.600%, due 12/15/21	84,000

Electric Services - 1.37%
50,000	Southern California Edison Co. Series E, 6.250%, to 2/01/22 (a) (b)	50,694
100,000	Southern Co., 2.950%, due 7/01/23	104,154
		154,848
Electronic & Other Electrical Equipment (No Computer Equip) - 0.81%
100,000	General Electric Co. Series A, 4.000%, to 6/15/22 (a) (b)	91,750

Financial Services - 1.52%
150,000	General Motors Financial Company, Inc. Series C, 5.70%, to 9/30/30 (a) (b)	172,125

General Building Contractors - Residential Buildings - 1.51%
50,000	Lennar Corp., 4.875%, due 12/15/23	54,031
100,000	Lennar Corp., 4.750%, due 11/29/27	116,371
		170,402
Healthcare Providers & Services - 0.45%
50,000	CommonSpirit Health, 2.950%, due 11/01/22	51,341

Miscellaneous Business Credit Institution - 0.89%
100,000	Ford Motor Credit Co. LLC. Series NOTZ, 4.200%, due 2/20/27	100,189

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

National Commercial Banks - 9.21%
200,000	Banc of California, Inc., 5.250%, due 4/15/25	$ 211,809
10,000	CenterState Bank Corp., 5.750%, to 6/01/25 (a)	10,931
100,000	Citigroup, Inc. Series B, 5.900%, to 2/15/23 (a) (b)	104,750
150,000	JPMorgan & Chase Co. Series B, 0.62575%, due 2/01/27 (3-month US Libor + .50%) FRN	145,727
150,000	JPMorgan & Chase Co. Series Z, 3.92575%, due 2/01/22 (3-month US Libor + 3.80%) (b) **	151,022
200,000	Mellon Capital IV Series 1, 4.00%, to 11/08/21 (3-month US Libor + 0.565%) (b) **	200,169
100,000	Old National Bancorp, 4.125%, due 8/15/24	108,739
100,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	108,025
		1,041,172
Natural Gas Distribution - 0.50%
50,000	National Fuel Gas Co., 5.200%, due 7/15/25	56,033

Other Real Estate Investment Trust - 0.93%
4,000	Ready Capital Corp., 5.750%, due 2/15/26	105,400

Personal Credit Institutions - 2.34%
100,000	Discover Financial Services Series D, 6.125%, to 6/23/25 (a) (b)	112,375
150,000	OneMain Finance Corp., 3.500%, due 1/15/27	151,833
		264,208
Pharmaceutical Preparations - 0.46%
50,000	AbbVie, Inc., 2.900%, due 11/06/22	51,454

Property & Casualty Insurance - 1.50%
150,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	169,691

Retail - Department Stores - 0.37%
35,000	Dillards, Inc., 7.750%, due 7/15/26	42,022

Retail - Drug Stores & Proprietary Stores - 5.08%
200,000	CVS Health Corp. Series 7YR, 3.500%, due 7/20/22	204,544
190,000	CVS Health Corp., 2.750%, due 12/01/22	194,577
175,000	Walgreens Boots Alliance, Inc., 3.300%, due 11/18/21	175,237
		574,358
Retail - Shoe Stores - 1.36%
150,000	Foot Locker, Inc., 8.500%, due 1/15/22	153,750

Rubber & Plastics Footwear - 1.36%
150,000	Nike, Inc., 2.250%, due 5/01/23	154,327

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Security Brokers, Dealers & Flotation Companies - 2.37%
100,000	Capital Southwest Corp., 3.375%, due 10/01/26	$ 100,947
150,000	The Charles Schwab Corp. Series G, 5.375%, to 6/01/25 (a) (b)	166,695
		267,642
Services - Business Services - 0.72%
80,000	EBay, Inc., 2.600%, due 7/15/22	81,121

Services - Equipment Rental & Leasing - 2.35%
100,000	Air Lease Corp., 3.625%, due 12/01/27	108,350
150,000	United Rentals, Inc., 3.875%, due 11/15/27	157,613
		265,963
Services - Personal Services - 2.05%
225,000	Block Financial LLC, 5.500%, due 11/01/22	232,204

Services - Prepackaged Software - 1.93%
50,000	NortonLifelock, Inc., 3.950%, due 6/15/22	50,625
150,000	VMWare, Inc. 3.900%, due 8/21/27	168,098
		218,723
State Commercial Banks - 6.57%
150,000	Ally Financial, Inc. Series B, 4.700%, to 5/15/26 (a) (b)	157,875
150,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	164,245
150,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	162,390
100,000	Home Bancshares, Inc., 5.625%, to 4/15/22 (a) (maturity date: 4/15/27)	102,637
150,000	SVB Financial Group, 4.100%, to 2/15/31 (a) (b)	155,250
		742,397
Telephone Communications (No Radio Telephone) - 0.54%
50,000	Indiana Bell Tel Co., Inc., 7.300%, due 8/15/26	61,150

Television Broadcasting Stations - 0.54%
54,000	CBS Broadcasting, Inc., 7.125%, due 11/01/23	60,953

Wholesale - Groceries & Related Products - 1.72%
152,000	Sysco Corp., 6.500%, due 8/01/28	194,071

TOTAL FOR CORPORATE BONDS (Cost $6,113,293) - 55.65%		6,293,084

EXCHANGE TRADED FUNDS - 4.01%
8,000	Invesco Variable Rate Preferred ETF	211,040
1,000	iShares US Preferred Stock ETF	39,400
4,000	JPMorgan Ultra-Short Income ETF	202,960
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $444,956) - 4.01%		453,400

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

MUNICIPAL BONDS - 24.49 (c)

Arizona - 0.51%
40,000	City of Phoenix, AZ, 2.717%, due 7/01/22	$ 40,836
15,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, due 7/01/26	16,951
		57,787
California - 1.47%
50,000	Sacramento, CA Pension Oblg. Series A, 6.420%, due 8/01/23	55,549
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, due 8/01/24	110,707
		166,256
Connecticut - 0.20%
20,000	Stratford CT Taxable, 5.750%, due 8/15/30	22,076

Florida - 1.65%
150,000	North Miami Beach, FL, Water Revenue Series B, 2.311%, due 8/01/27	156,867
30,000	Osceola County, FL 6.020%, due 10/01/26	30,142
		187,009
Georgia - 0.50%
50,000	Georgia Local Government, 4.750%, due 6/01/28	56,221

Illinois - 0.91%
45,000	Eastern IL University Build America Bond, 5.900%, due 4/01/23	45,048
15,000	Rosemont, IL Ref Bds Series A, 5.375%, due 12/1/25	17,539
38,182	State of Illinois, 4.950%, due 6/01/23	40,479
		103,066
Indiana - 5.17%
140,000	Beech Grove, IN Sch Bldg. Corp., 2.850%, due 7/5/25	149,135
165,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, due 7/15/26	165,660
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	100,422
50,000	Lake Station, IN, Multi Sch Bldg. Corp., Series B, 4.000%, due 7/15/22	50,652
50,000	Merrillville, IN, Multi Sch Bldg. Corp., Series B, 3.860%, due 7/15/23	51,780
40,000	Mt. Vernon of Hancock County Multi-School Bldg. Corp., 5.280%, due 7/15/29	41,751
25,000	Warsaw Industry Redevelopment District Tax Taxable Special Taxing District Series A, 4.750%, due 2/01/26	25,184
		584,584
Maryland - 1.06%
100,000	Baltimore MD, Brd of Sch Commissioners City Schs Revenue, 5.692%, due 12/15/25	119,846

Michigan - 1.85%
200,000	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	209,198

Mississippi - 0.04%
5,000	Jackson, MS Mun Arpt Auth. Series C, 4.900%, due 10/01/21	5,019

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Missouri - 0.18%
20,000	Kansas City, MO Taxable Gen Obl Series B, 5.050%, due 2/01/23	$ 20,067

New Jersey - 1.47%
100,000	City of Wildwood, NJ, 4.000%, due 11/01/21	100,402
65,000	Hudson County, NJ 6.890%, due 3/01/26	65,562
		165,964
New York - 2.51%
150,000	City of New York, NY, 1.980%, due 8/01/23	154,689
125,000	Schenectady, NY Metroplex Development Authority Revenue Taxable Ref, 2.250%, due 8/01/23	128,821
		283,510
Ohio - 2.91%
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, due 12/01/25	70,124
100,000	Avon, OH, General Obligations Various Purpose Improvement Refunding Bonds, Series 2020, 0.955%, due 12/01/25	99,368
25,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, due 10/01/26	27,712
125,000	JobsOhio Beverage Sys Stwd Lien Liquor Profits Revenue Refunding Bonds, Series 2020A, 2.268%, due 1/01/28	132,139
		329,343
Oklahoma - 0.24%
25,000	Garfield County, OK, 6.000%, due 9/01/24	26,837

Oregon - 0.25%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.450%, due 6/30/24	28,411

Pennsylvania - 1.77%
200,000	East Norriton & Plymouth PA, Jt Swr Auth, 1.832%, due 8/01/28	200,086

Texas - 1.58%
20,000	Austin, TX Electric Utility System Revenue Taxable Series A, 2.524%, due 11/15/23	20,954
25,000	City of Irving, TX, 5.657%, due 8/15/23	26,208
50,000	North Texas Tollway Authority, 8.410%, due 2/01/30	66,825
28,284	Reeves Cnty., TX Cops Taxable - Lease Rentals, 6.375%, due 12/01/21	28,372
35,000	Texas St. Taxable Refunding Public Finance Authority Series C, 2.531%, due 10/01/23	36,579
		178,938
Wisconsin - 0.22%
25,000	Public Finance Authority, WI, 5.750%, due 6/01/23	25,300

TOTAL FOR MUNICIPAL BONDS (Cost $2,733,767) - 24.49%		2,769,518

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

PREFERRED SECURITIES - 9.28%

Asset Management - 0.70%
3,000	B Riley Financial, Inc., 6.50%, due 09/30/26	$ 79,050

National Commercial Banks - 6.71%
100,000	BAC Capital Trust XIII Series F, 4.000% (3-month Libor + 0.40%) (b) **	99,805
150,000	Huntington Bancshares, Inc. Series E, 5.700%, to 4/15/23 (a) (b)	155,213
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	160,500
150,000	PNC Capital Trust C, 0.70463%, due 6/01/28 (3-month Libor + 0.57%) FRN	145,388
200,000	USB Capital IX, 3.500%, (3-month Libor + 1.02) (b) **	198,600
		759,506
State Commercial Banks - 0.97%
4,000	Medallion Bank Utah Series F, 8.000%, to 4/01/25 (a) (b)	109,200

Telephone Communications (No Radio Telephone) - 0.90%
4,000	US Cellular Corp., 6.950%, due 5/15/60	101,400

TOTAL FOR PREFERRED SECURITIES (Cost $1,000,387) - 9.28%		1,049,156

STRUCTURED NOTES - 3.93% (c)

National Commercial Banks - 0.85%
100,000	Key Corp. 0.88488%, due 7/01/28 (3-month US Libor + 0.74%) FRN	96,504

Security Brokers, Dealers & Flotation Companies - 3.08%
100,000	Goldman Sachs Group, Inc. Series MTN, 4.96155%, Capped at 10% (maturity date: 12/13/28) **	96,955
120,000	Goldman Sachs Group, Inc., 3.519%, Capped at 10% (maturity date: 11/13/28) **	118,800
114,000	Morgan Stanley, Series MTN, 7.088%, due 8/19/28 Capped at 10%**	107,593
25,000	Morgan Stanley, Series MTN, 8.85%, due 8/30/28, Capped at 12% **	25,406
		348,754

TOTAL FOR STRUCTURED NOTES (Cost $440,873) - 3.93%		445,258

MONEY MARKET FUND - 1.64%
185,091	Federated Treasury Obligation Fund - Institutional Shares 0.01% ** (Cost $185,091) - 1.64%	185,091

TOTAL INVESTMENTS (Cost $10,918,367) - 99.00%		11,195,507

OTHER ASSETS LESS LIABILITIES, NET - 1.00%		113,118

NET ASSETS - 100.00%		$11,308,625

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 may be called/redeemed by the issuer. of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2021.

FRN- Floating Rate Note is a debt instrument whose coupon rate is variable and is tied to a benchmark rate such as LIBOR or the  US Treasury Bill rate.

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares/Principal		Value

COMMON STOCKS - 96.76%

Air Courier Services - 1.90%
2,000	FedEx Corp.	$ 531,380

Aircraft Engines & Engine Parts - 1.57%
1,890	Honeywell International, Inc.	438,310

Beverages - 1.41%
7,000	Coca-Cola Co.	394,170

Biological Products (No Diagnostic Substances) - 1.38%
3,100	CRISPR Therapeutics AG (Switzerland) *	387,345

Electric Services - 3.08%
10,260	NextEra Energy, Inc.	861,737

Electronic Computers - 2.77%
5,100	Apple, Inc.	774,333

Fire, Marine & Casualty Insurance - 2.04%
2,000	Berkshire Hathaway, Inc. Class B *	571,540

Guided Missiles & Space Vehicles & Parts - 0.79%
612	Lockheed Martin Corp.	220,198

Hospital & Medical Service Plans - 1.85%
8,200	Centene Corp. *	516,436

Industrial Inorganic Chemicals - 1.91%
1,700	Linde PLC. (United Kingdom)	534,803

Industrial Instruments for Measurement, Display & Control - 2.02%
3,850	MKS Instruments, Inc.	566,643

Measuring & Controlling Devices - 2.58%
1,300	Thermo Fisher Scientific, Inc.	721,435

National Commercial Banks - 3.56%
12,000	Bank of America Corp.	501,000
3,100	JPMorgan Chase & Co.	495,845
		996,845
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.63%
700	Intuitive Surgical, Inc. *	737,492

Personal Credit Institutions - 1.99%
4,350	Discover Financial Services	557,757

The accompanying notes are an integral part of these financial statements.

Annual Report | 31

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Petroleum Refining - 1.70%
8,710	Exxon Mobil Corp.	$ 474,869

Pharmaceutical Preparations - 3.30%
2,965	Johnson & Johnson	513,330
5,400	Merck & Co., Inc.	411,966
		925,296
Railroads, Line-Haul Operating - 1.63%
2,100	Union Pacific Corp.	455,364

Retail - Building Materials, Hardware, Garden Supply - 1.53%
2,200	Tractor Supply Co.	427,350

Retail - Catalog & Mail-Order Houses - 2.48%
200	Amazon.com, Inc. *	694,158

Retail - Drug Stores and Proprietary Stores - 2.07%
6,700	CVS Health Corp.	578,813

Retail - Eating & Drinking Places - 1.89%
4,500	Starbucks Corp.	528,705

Retail - Eating Places - 2.15%
316	Chipotle Mexican Grill, Inc. *	601,452

Retail - Lumber & Other Building Materials Dealers - 1.86%
1,600	Home Depot, Inc.	521,888

Retail - Retail Stores - 2.94%
10,000	Leslie's, Inc. *	241,200
1,500	Ulta Beauty, Inc. *	580,965
		822,165
Rubber & Plastics Footwear - 1.62%
2,760	Nike, Inc. Class B	454,682

Semiconductors & Related Devices - 6.71%
3,760	NVIDIA Corp.	841,676
3,700	Skyworks Solutions, Inc.	678,802
2,300	Xilinx, Inc.	357,857
		1,878,335
Services - Business Services - 4.35%
2,550	PayPal Holdings, Inc. *	736,083
2,100	Visa, Inc. Class A	481,110
		1,217,193

The accompanying notes are an integral part of these financial statements.

Annual Report | 32

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Services - Computer Programming, Data Processing, Etc. - 6.44%
359	Alphabet, Inc. Class A *	$ 1,038,928
2,013	Facebook, Inc. Class A *	763,692
		1,802,620
Services - Equipment Rental & Leasing - 2.36%
1,870	United Rentals, Inc. *	659,456

Services - Medical Laboratories - 4.04%
3,600	Guardant Health, Inc. *	458,172
2,220	Laboratory Corp. of America Holdings *	673,504
		1,131,676
Services - Miscellaneous Amusement & Recreation - 1.45%
2,233	Walt Disney Co.	404,843

Services - Miscellaneous Health & Allied Services - 2.01%
2,200	ICON PLC. (Ireland) *	562,694

Services - Offices & Clinics of Doctors of Medicine - 0.90%
1,750	Teladoc Health, Inc. *	252,735

Services - Prepackaged Software - 8.87%
970	Adobe, Inc. *	643,789
4,400	Cloudflare, Inc. Class A *	531,256
2,725	Microsoft Corp.	822,623
1,825	Salesforce.com, Inc. *	484,118
		2,481,786
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.84%
3,625	Procter & Gamble Co.	516,164

Surgical & Medical Instruments & Apparatus - 1.88%
1,900	Stryker Corp.	526,490

Television Broadcasting Stations - 1.26%
13,700	Liberty Media Corp. - Liberty Braves Group Series C *	354,145

TOTAL FOR COMMON STOCKS (Cost $14,324,955) - 96.76%		27,083,303

REAL ESTATE INVESTMENT TRUST - 1.92%
1,840	American Tower Corp.	537,593
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,523) - 1.92%		537,593

MONEY MARKET FUND - 1.93%
540,512	Federated Treasury Obligation Fund - Institutional Shares 0.01% ** (Cost $540,512) - 1.93%	540,512

The accompanying notes are an integral part of these financial statements.

Annual Report | 33

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Value

TOTAL INVESTMENTS (Cost $15,165,990) - 100.61%	$28,161,408

LIABILITIES LESS OTHER ASSETS, NET - (0.61)%	(171,254)

NET ASSETS - 100.00%	$27,990,154

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 34

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares/Principal		Value

COMMON STOCKS - 84.12%

Beverages - 1.92%
2,900	PepsiCo, Inc.	$ 453,531

Bottled & Canned Soft Drinks & Carbonated Waters - 2.50%
10,200	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	590,580

Computer & Office Equipment - 2.58%
10,300	Cisco Systems, Inc.	607,906

Construction Machinery & Equip - 2.17%
2,425	Caterpillar, Inc.	511,360

Drawing & Insulating of Nonferrous Wire - 2.03%
12,000	Corning, Inc.	479,880

Electric & Other Services Combined - 5.88%
5,350	Consolidated Edison, Inc.	403,658
5,082	Duke Energy Corp.	531,882
9,200	Exelon Corp.	450,984
		1,386,524
Electric Services - 6.73%
6,450	American Electric Power Co., Inc.	577,726
4,800	Entergy Corp.	530,928
7,300	Southern Co.	479,829
		1,588,483
Finance Services - 2.29%
32,000	Hercules Capital, Inc.	540,800

Fire, Marine & Casualty Insurance - 1.35%
3,300	Progressive Corp.	317,922

Guided Missiles & Space Vehicles & Parts - 1.52%
1,000	Lockheed Martin Corp.	359,800

Misc Industrial & Commercial Machinery & Equipment - 2.78%
3,900	Eaton Corp. PLC. (Ireland)	656,604

National Commercial Banks - 5.58%
3,500	JPMorgan Chase & Co.	559,825
37,000	Regions Financial Corp.	755,910
		1,315,735
Natural Gas Transmission - 2.07%
30,000	Kinder Morgan, Inc.	488,100

The accompanying notes are an integral part of these financial statements.

Annual Report | 35

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Paper Mills - 2.47%
9,680	International Paper Co.	$ 581,671

Petroleum Refining - 3.61%
15,000	BP PLC. ADR	366,900
5,000	Chevron Corp.	483,850
		850,750
Pharmaceutical Preparations - 14.72%
6,350	AbbVie, Inc.	766,953
5,970	Bristol Myers Squibb Co.	399,154
2,500	Johnson & Johnson	432,825
7,165	Merck & Co., Inc.	546,618
5,710	Organon & Co.	193,512
14,900	Pfizer, Inc.	686,443
30,645	Viatris, Inc.	448,336
		3,473,841
Plastic Materials, Synth Resins & Nonvulcan Elastomers - 1.68%
6,300	Dow, Inc.	396,270

Retail - Drug Stores and Proprietary Stores - 4.04%
6,400	CVS Health Corp.	552,896
7,900	Walgreens Boots Alliance, Inc.	400,925
		953,821
Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.88%
3,900	Garmin Ltd. (Switzerland)	680,277

Semiconductors & Related Devices - 3.56%
665	Broadcom, Inc.	330,645
2,670	Texas Instruments, Inc.	509,730
		840,375
Services - Personal Services - 2.39%
22,000	H&R Block, Inc.	564,300

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.58%
4,282	Procter & Gamble Co.	609,714

Surgical & Medical Instruments & Apparatus - 0.88%
1,062	3M Co.	206,814

Telephone Communications (No Radio Telephone) - 3.38%
7,400	BCE, Inc.	385,688
7,500	Verizon Communications, Inc.	412,500
		798,188
Trucking & Courier Services - 2.53%
3,050	United Parcel Service, Inc. Class B	596,671

The accompanying notes are an integral part of these financial statements.

Annual Report | 36

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

TOTAL FOR COMMON STOCKS (Cost $14,860,211) - 84.12%		$19,849,917

REAL ESTATE INVESTMENT TRUSTS - 12.00%
11,860	American Campus Communities, Inc.	603,081
2,700	Crown Castle International Corp.	525,663
3,400	Digital Realty Trust, Inc.	557,294
12,000	Iron Mountain, Inc.	573,000
7,320	W.P. Carey, Inc.	571,838
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,895,322) - 12.00%		2,830,876

MONEY MARKET FUND - 4.36%
1,027,791	Federated Treasury Obligation Fund - Institutional Shares 0.01% ** (Cost $1,027,791) - 4.36%	1,027,791

TOTAL INVESTMENTS (Cost $17,783,324) - 100.48%		23,708,584

LIABILITIES LESS OTHER ASSETS, NET - (0.48)%		(112,616)

NET ASSETS - 100.00%		$23,595,968

** Variable rate security; the coupon rate shown represents the yield at August 31, 2021.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report | 37

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares/Principal		Value

COMMON STOCKS - 92.22%

Arrangement of Transportation of Freight & Cargo - 2.66%
789	Expeditors International of Washington, Inc.	$ 98,341

Accident & Health Insurance - 2.57%
1,675	Aflac, Inc.	94,939

Biological Products (No Diagnostic Substances) - 1.75%
287	Amgen, Inc.	64,727

Computer Communications Equipment - 2.30%
1,438	Cisco Systems, Inc.	84,871

Electric & Other Services Combined - 2.41%
1,465	Alliant Energy Corp.	89,057

Electric Services - 2.55%
1,119	NextEra Energy, Inc.	93,985

Fire, Marine & Casualty - 2.60%
995	Progressive Corp.	95,858

Guided Missiles & Space Vehicles & Parts - 2.40%
246	Lockheed Martin Corp.	88,511

Hospital & Medical Service Plans - 2.23%
198	UnitedHealth Group, Inc.	82,422

Industrial Inorganic Chemicals - 2.63%
360	Air Products & Chemicals, Inc.	97,024

Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 2.52%
244	Martin Marietta Materials, Inc.	93,025

Natural Gas Distribution - 1.99%
753	Atmos Energy Corp.	73,425

Natural Gas Transmission - 2.00%
4,525	Kinder Morgan, Inc.	73,622

Oil & Gas Field Machinery & Equipment - 1.90%
3,082	Baker Hughes Co. Class A	70,208

Operative Builders - 4.75%
983	Horton D.R., Inc.	93,994
1,510	PulteGroup, Inc.	81,329
		175,323

The accompanying notes are an integral part of these financial statements.

Annual Report | 38

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Paints, Varnishes, Lacquers, Enamels & Allied Prods - 2.06%
476	PPG Industries, Inc.	$ 75,946

Petroleum Refining - 2.42%
1,508	Marathon Petroleum Corp.	89,379

Pharmaceutical Preparations - 5.67%
563	Johnson & Johnson	97,472
166	Regeneron Pharmaceuticals, Inc. *	111,784
		209,256
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 2.63%
612	Celanese Corp. Series A	97,063

Real Estate - 2.40%
920	CBRE Group, Inc. Class A *	88,596

Retail - Building Materials, Hardware, Garden Supply - 2.42%
459	Tractor Supply Co.	89,161

Retail - Radio, TV & Consumer Electronics Stores - 2.02%
640	Best Buy Co., Inc.	74,566

Retail - Variety Stores - 6.19%
252	Costco Wholesale Corp.	114,783
460	Target Corp.	113,611
		228,394
Security Brokers, Dealers & Flotation Companies - 2.12%
83	BlackRock, Inc.	78,293

Semiconductors & Related Devices - 4.70%
1,510	Intel Corp.	81,631
500	Skyworks Solutions, Inc.	91,730
		173,361
Services - Advertising Agencies - 4.54%
2,450	Interpublic Group of Cos., Inc.	91,214
1,045	Omnicom Group, Inc.	76,515
		167,729
Services - Business Services - 2.39%
385	Visa, Inc. Class A	88,204

Services - Computer Programming, Data Processing, Etc. - 5.65%
37	Alphabet, Inc. Class A *	107,076
267	Facebook, Inc. Class A *	101,294
		208,370
Ship & Boat Building & Repairing - 2.32%
420	Huntington Ingalls Industries, Inc.	85,751

The accompanying notes are an integral part of these financial statements.

Annual Report | 39

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Specialty Cleaning, Polishing and Sanitation Preparations - 2.17%
476	Clorox Co.	$ 79,992

Television Broadcasting Stations - 2.58%
2,300	ViacomCBS, Inc. Class B	95,335

Title Insurance - 2.68%
2,025	Fidelity National Financial, Inc.	98,881

TOTAL FOR COMMON STOCKS (Cost $3,107,037) - 92.22%		3,403,615

REAL ESTATE INVESTMENT TRUSTS - 5.27%
344	Public Storage	111,322
2,685	VICI Properties, Inc.	82,993
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $170,083) - 5.27%		194,315

MONEY MARKET FUND - 2.42%
89,360	Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Class - 1.00% ** (Cost $89,360) - 2.42%	89,360

TOTAL INVESTMENTS (Cost $3,366,480) - 99.91%		3,687,290

OTHER ASSETS LESS LIABILITIES, NET - 0.09%		3,414

NET ASSETS - 100.00%		$3,690,704

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 40

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

Shares/Principal		Value

COMMON STOCKS - 100.06%

Beverages - 0.70%
600	Coca-Cola Co.	$ 33,786

Biological Products (No Diagnostic Substances) - 1.55%
151	Bio-Techne Corp.	75,370

Cable & Other Pay Television Services - 2.00%
17	Cable One, Inc.	35,693
1,012	Comcast Corp. Class A	61,408
		97,101
Chemicals & Allied Products - 1.81%
626	Balchem Corp.	87,903

Communications Equipment - 1.77%
1,932	Iridium Communications, Inc. *	85,993

Electromedical & Electrotherapeutic Apparatus - 1.35%
241	Masimo Corp. *	65,441

Electronic Components - 0.87%
470	Advanced Energy Industries, Inc.	42,385

Electronic Computers - 2.99%
361	Apple, Inc.	54,811
582	Omnicell, Inc. *	90,367
		145,178
Fabricated Plate Work (Boiler Shops) - 1.62%
417	Chart Industries, Inc. *	78,554

Fabricated Structural Metal Products - 0.53%
347	Proto Labs, Inc. *	25,733

Fire, Marine & Casualty Insurance - 0.91%
154	Berkshire Hathaway, Inc. Class B *	44,009

General Industrial Machinery & Equipment - 1.80%
367	Nordson Corp.	87,566

Hospital & Medical Service Plans - 5.04%
349	Molina Healthcare, Inc. *	93,801
693	Trupanion, Inc. *	63,465
210	UnitedHealth Group, Inc.	87,417
		244,683

The accompanying notes are an integral part of these financial statements.

Annual Report | 41

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Hotels & Motels - 2.89%
871	Caesars Entertainment, Inc. *	$ 88,520
638	Penn National Gaming, Inc. *	51,742
		140,262
Industrial Instruments for Measurement, Display & Control - 1.81%
993	Cognex Corp.	88,000

Instruments for Measuring & Testing of Electricity & Electrical Signals - 1.39%
805	Itron, Inc. *	67,628

Insurance Agents Brokers & Services - 1.01%
845	Brown & Brown, Inc.	49,052

Lawn & Garden Tractors & Home Lawn & Gardens Equip - 1.69%
746	Toro Co.	82,015

Leather & Leather Products - 1.03%
887	Capri Holdings Ltd. *	50,124

Measuring & Controlling Devices - 1.76%
905	Trimble, Inc. *	85,269

Metal Mining - 1.62%
3,349	Cleveland-Cliffs, Inc.	78,601

Miscellaneous Chemical Products - 0.72%
145	WD 40 Co.	34,746

Motor Vehicles & Passenger Car Bodies - 1.01%
67	Tesla, Inc. *	49,293

Motors & Generators - 2.19%
243	Generac Holdings, Inc. *	106,186

National Commercial Banks - 3.17%
2,013	Bank of America Corp.	84,043
438	JPMorgan Chase & Co.	70,058
		154,101
Paints, Varnishes, Lacquers, Enamels, & Allied Products - 0.97%
575	RPM International, Inc.	47,317

Pharmaceutical Preparations - 2.28%
475	Johnson & Johnson	82,237
360	Merck & Co., Inc.	27,464
36	Organon & Co.	1,220
		110,921

The accompanying notes are an integral part of these financial statements.

Annual Report | 42

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Pumps & Pumping Equipment - 1.60%
991	Graco, Inc.	$ 77,714

Retail - Catalog & Mail-Order Houses - 1.43%
20	Amazon.com, Inc. *	69,416

Retail - Lumber & Other Building Materials Dealers - 1.31%
195	Home Depot, Inc.	63,605

Rubber & Plastics Footwear - 2.13%
723	Crocs, Inc. *	103,259

Semiconductors & Related Devices - 7.42%
409	Enphase Energy, Inc. *	71,056
134	Monolithic Power Systems, Inc.	66,321
340	NVIDIA Corp.	76,109
733	Power Integrations, Inc.	79,633
232	SolarEdge Technologies, Inc. (Israel) *	67,229
		360,348
Services - Business Services - 6.38%
99	Fair Isaac Corp. *	45,514
147	MasterCard, Inc. Class A	50,896
297	PayPal Holdings, Inc. *	85,732
181	Stamps.com, Inc. *	59,531
297	Visa, Inc. Class A	68,043
		309,716
Services - Commercial Physical & Biological Research - 2.35%
257	Charles River Laboratories International, Inc. *	114,072

Services - Computer Processing & Data Preparation - 1.01%
2,034	8x8, Inc. *	49,121

Services - Computer Programming, Data Processing, Etc. - 5.70%
25	Alphabet, Inc. Class A *	72,349
27	Alphabet, Inc. Class C *	78,549
212	Facebook, Inc. Class A *	80,429
120	Factset Research Systems, Inc.	45,626
		276,953
Services - Management Consulting Services - 2.50%
1,038	Exponent, Inc.	121,342

Services - Miscellaneous Amusement & Recreation - 1.05%
280	Walt Disney Co.	50,764

The accompanying notes are an integral part of these financial statements.

Annual Report | 43

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

Services - Prepackaged Software - 8.23%
76	Adobe, Inc. *	$ 50,441
576	Alarm.com Holdings, Inc. *	48,574
357	Ceridian HCM Holdings, Inc. *	40,109
1,067	Liveperson, Inc. *	68,395
210	Microsoft Corp.	63,395
614	PTC, Inc. *	80,839
353	SPS Commerce, Inc. *	47,842
		399,595
Services - Skilled Nursing Care Facilities - 1.25%
744	Ensign Group, Inc.	60,762

Services - Testing Laboratories - 1.35%
1,350	NeoGenomics, Inc. *	65,637

Services - Video Tape Rental - 0.84%
72	Netflix, Inc. *	40,982

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.78%
266	Procter & Gamble Co.	37,876

Special Industry Machinery - 0.94%
537	Brooks Automation, Inc.	45,623

Special Industry Machinery (No Metalworking Machinery) - 1.53%
511	John Bean Technologies Corp.	74,550

Sporting & Athletic Goods - 1.14%
556	YETI Holdings, Inc. *	55,233

Telephone Communications (No Radio Telephone) - 0.34%
300	Verizon Communications, Inc.	16,500

Transportation Services - 1.90%
546	GXO Logistics, Inc. *	44,657
546	XPO Logistics, Inc. *	47,453
		92,110
Trucking (No Local) - 1.68%
339	SAIA, Inc. *	81,404

Water Supply - 0.72%
709	Essential Utilities, Inc.	35,188

TOTAL FOR COMMON STOCKS (Cost $3,929,242) - 100.06%		4,858,987

The accompanying notes are an integral part of these financial statements.

Annual Report | 44

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2021

Shares/Principal		Value

REAL ESTATE INVESTMENT TRUST - 0.76%
1,800	Medical Properties Trust, Inc.	$ 36,864
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $36,370) - 0.76%		36,864

MONEY MARKET FUND - 2.83%
137,255	Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Class - 1.00% ** (Cost $137,255) - 2.83%	137,255

TOTAL INVESTMENTS (Cost $4,102,867) - 103.65%		5,033,106

LIABILITIES LESS OTHER ASSETS, NET - (3.65)%		(177,161)

NET ASSETS - 100.00%		$4,855,945

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 45

ARCHER FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AUGUST 31, 2021

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Annual Report | 46

ARCHER  FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2021

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Investment Income:						
Dividends (net of foreign withholding taxes of $4,656, $0, $0, $2,482, $0, and $0, respectively)	$ 647,667	$ 34,846	$ 239,667	$ 696,675	$ 48,329	$ 24,128
Interest	372,008	377,821	31	35	-	14
Total Investment Income	1,019,675	412,667	239,698	696,710	48,329	24,142
Expenses:						
Advisory Fees (a)	226,303	57,755	121,250	100,897	13,679	17,623
Administrative (a)	226,162	57,755	121,250	100,897	30,415	30,416
Transfer Agent	44,530	31,052	35,310	31,154	12,600	12,600
Registration	23,848	22,425	22,863	24,094	14,061	4,257
Legal	20,475	6,315	11,781	10,555	1,374	1,737
Audit	5,456	9,602	10,455	11,004	12,570	12,577
Compliance Officer Fees	2,554	602	1,254	1,027	139	177
Custody	7,421	3,399	4,045	3,645	3,148	3,432
Trustee	4,651	1,173	2,515	1,893	270	309
Miscellaneous	6,917	7,760	1,623	1,732	1,030	941
Insurance	2,571	738	1,297	1,112	105	119
Printing and Mailing	3,924	1,202	2,050	1,880	526	260
Total Expenses	574,812	199,778	335,693	289,890	89,917	84,448
Fees Waived and/or Reimbursed by the Advisor (a)	(31,685)	(88,888)	(37,418)	(92,131)	(59,180)	(50,964)
Net Expenses	543,127	110,890	298,275	197,759	30,737	33,484
Net Investment Income (Loss)	476,548	301,777	(58,577)	498,951	17,592	(9,342)
Realized and Unrealized Gain on Investments:						
Net Realized Gain on Investments	1,232,896	20,888	1,259,432	582,761	475,208	215,609
Net Change in Unrealized Appreciation on Derivatives	4,814	8,781	-	-	-	-
Net Change in Unrealized Appreciation on Investments	6,479,766	115,359	5,356,235	4,087,931	91,845	748,524
Net Realized and Unrealized Gain on Investments	7,717,476	145,028	6,615,667	4,670,692	567,053	964,133
Net Increase in Net Assets Resulting from Operations	$ 8,194,024	$ 446,805	$ 6,557,090	$ 5,169,643	$ 584,645	$ 954,791

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Annual Report | 47

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended 8/31/2021	8/31/2020
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 476,548	$ 603,065
Net Realized Gain (Loss) on Investments	1,232,896	(761,600)
Net Change in Unrealized Appreciation on Investments	6,484,580	2,287,562
Net Increase in Net Assets Resulting from Operations	8,194,024	2,129,027
Distributions to Shareholders:		
Distributions	(498,529)	(731,897)
Total Distributions	(498,529)	(731,897)
Capital Share Transactions:		
Proceeds from Sale of Shares	5,896,423	5,677,683
Shares Issued on Reinvestment of Dividends	419,561	632,662
Early Redemption Fees (Note 2)	241	292
Cost of Shares Redeemed	(4,622,244)	(3,785,447)
Net Increase from Capital Share Transactions	1,693,981	2,525,190
Net Assets:		
Net Increase in Net Assets	9,389,476	3,922,320
Beginning of Year	41,621,434	37,699,114
End of Year	$ 51,010,910	$ 41,621,434
Share Transactions:		
Shares Sold	383,506	418,408
Shares Issued on Reinvestment of Dividends	28,308	48,180
Shares Redeemed	(307,928)	(289,270)
Net Increase in Shares	103,886	177,318
Outstanding at Beginning of Year	2,980,580	2,803,262
Outstanding at End of Year	3,084,466	2,980,580

The accompanying notes are an integral part of these financial statements.

Annual Report | 48

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended 8/31/2021	Years Ended 8/31/2020
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 301,777	$ 308,957
Net Realized Gain (Loss) on Investments	20,888	(25,978)
Net Change in Unrealized Appreciation on Investments	124,140	45,905
Net Increase in Net Assets Resulting from Operations	446,805	328,884
Distributions to Shareholders:		
Distributions	(302,219)	(310,527)
Total Distributions	(302,219)	(310,527)
Capital Share Transactions:		
Proceeds from Sale of Shares	982,840	1,798,161
Shares Issued on Reinvestment of Dividends	252,747	264,882
Early Redemption Fees (Note 2)	-	1,627
Cost of Shares Redeemed	(1,786,307)	(2,301,414)
Net Decrease from Capital Share Transactions	(550,720)	(236,744)
Net Assets:		
Net Decrease in Net Assets	(406,134)	(218,387)
Beginning of Year	11,714,759	11,933,146
End of Year	$ 11,308,625	$ 11,714,759
Share Transactions:		
Shares Sold	49,643	92,781
Shares Issued on Reinvestment of Dividends	12,851	13,746
Shares Redeemed	(90,713)	(119,132)
Net Decrease in Shares	(28,219)	(12,605)
Outstanding at Beginning of Year	600,383	612,988
Outstanding at End of Year	572,164	600,383

The accompanying notes are an integral part of these financial statements.

Annual Report | 49

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 50

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 51

ARCHER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 52

ARCHER MULTI CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 53

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 54

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 55

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 56

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

Annual Report | 57

ARCHER FOCUS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

Annual Report | 58

ARCHER MULTI CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

Annual Report | 59

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2021

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of six funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), each a diversified fund, and the Archer Focus Fund (the “Focus Fund), and the Archer Multi Cap Fund (the “Multi Cap Fund), each a non-diversified fund, (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on September 27, 2005.  The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

Annual Report | 60

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2020) or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year/period ended August 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee.  The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90

Annual Report | 61

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

calendar days of purchase. For the year/period ended August 31, 2021, the Balanced Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $241, $0, $88, $281, $74, and $26 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the

Annual Report | 62

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and

Annual Report | 63

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

Annual Report | 64

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2021:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 33,227,510	$ -	$ -	$ 33,227,510
Corporate Bonds *	-	8,392,081	-	8,392,081
Exchange Traded Funds	1,665,670	-	-	1,665,670
Municipal Bonds	-	2,612,848	-	2,612,848
Real Estate Investment Trust	1,998,190	-	-	1,998,190
Preferred Securities	394,510	908,708	-	1,303,218
Structured Notes	-	220,294	-	220,294
Short-Term Investment	1,866,467	-	-	1,866,467
	$ 39,152,347	$12,133,931	$ -	$ 51,286,278

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2021:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 6,293,084	$ -	$ 6,293,084
Exchange Traded Funds	453,400	-	-	453,400
Municipal Bonds	-	2,769,518	-	2,769,518
Preferred Securities	289,650	759,506	-	1,049,156
Structured Notes	-	445,258	-	445,258
Short-Term Investment	185,091	-	-	185,091
	$ 928,141	$ 10,267,366	$ -	$11,195,507

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2021:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 27,083,303	$ -	$ -	$ 27,083,303
Real Estate Investment Trusts	537,593			537,593
Short-Term Investment	540,512	-	-	540,512
	$ 28,161,408	$ -	$ -	$ 28,161,408

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The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2021:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 19,849,917	$ -	$ -	$ 19,849,917
Real Estate Investment Trusts	2,830,876	-	-	2,830,876
Short-Term Investment	1,027,791	-	-	1,027,791
	$ 23,708,584	$ -	$ -	$ 23,708,584

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2021:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 3,403,615	$ -	$ -	$ 3,403,615
Real Estate Investment Trusts	194,315	-	-	194,315
Short-Term Investment	89,360	-	-	89,360
	$ 3,687,290	$ -	$ -	$ 3,687,290

The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2021:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 4,858,987	$ -	$ -	$ 4,858,987
Real Estate Investment Trusts	36,864	-	-	36,864
Short-Term Investment	137,255	-	-	137,255
	$ 5,033,106	$ -	$ -	$ 5,033,106

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended August 31, 2021; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

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NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2021, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2021.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $    220,294

Income Fund

    $    445,258

Unrealized gains and losses on derivatives during the year ended August, 2021, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation on Derivatives” as follows:

Balanced Fund

 $  4,814

Income Fund

 $  8,781

There were realized gains of $0 and $24,616 on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Gain on Investments” for the year ended August 31, 2021 for the Balanced and Income Funds, respectively.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets.  For the year ended August 31, 2021, the Advisor accrued fees of $226,303 for the Balanced Fund, $57,755 for the Income Fund, $121,250 for the Stock Fund, $100,897 for the Dividend Growth Fund, $13,679 for the Focus Fund, and $17,623 for the Multi Cap Fund, before the waivers and reimbursements described below. At August 31, 2021, the Balanced Fund owed the Advisor $21,262, the Advisor waived all fees and owed the Income Fund $1,848 for reimbursement of expenses, the Stock Fund owed the Advisor $9,526, Dividend Growth Fund owed the Advisor $2,990, the Advisor waived all fees and owed the Focus Fund

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$5,933 for reimbursement of expenses, and the Advisor waived all fees and owed the Multi Cap Fund $3,862 for reimbursement of expenses, in advisory fees.

The Advisor also performs administrative duties for the Funds including all regulatory reporting and necessary office equipment, personnel and facilities, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2021, the Advisor earned administrative fees of $226,162 for the Balanced Fund, $57,755 for the Income Fund, $121,250 for the Stock Fund, $100,897 for the Dividend Growth Fund, $30,415 for the Focus Fund, and $30,416 for the Multi Cap Fund. At August 31, 2021, the Balanced Fund owed the Advisor $21,194, the Income Fund owed the Advisor $4,818, the Stock Fund owed the Advisor $11,731, the Dividend Growth Fund owed the Advisor $9,975, the Focus Fund owed the Advisor $2,583, and the Multi Cap Fund owed the Advisor $2,583 in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2021, the Advisor waived fees of $31,685.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2024 totaled $239,823.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2021 were as follows:

Subject to Repayment
Amount	by August 31,
$144,915	2022
$ 63,223	2023
$ 31,685	2024

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Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets.  For the year ended August 31, 2021, the Advisor waived fees of $57,755 and reimbursed the Income Fund $31,133 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2024 totaled $261,920.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2021 were as follows:

Subject to Repayment
Amount	by August 31,
$ 85,623	2022
$ 87,409	2023
$ 88,888	2024

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests)  do not exceed 1.23% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2021, the Advisor waived fees of $37,418.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory

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fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2024 totaled $169,238.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2021 were as follows:

Subject to Repayment
Amount	by August 31,
$ 86,777	2022
$ 45,043	2023
$ 37,418	2024

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2021, the Advisor waived fees of $92,131.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2024 totaled $308,393.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2021 were as follows:

Subject to Repayment
Amount	by August 31,
$124,435	2022
$ 91,827	2023
$ 92,131	2024

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and

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dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 0.98% of the Focus Fund’s average daily net assets. The ratio was 1.20% until May 19, 2021 when it changed to 0.98%. For the year ended August 31, 2021, the Advisor waived fees of $13,679 and reimbursed the Focus Fund $45,501 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2024 totaled $97,140.

The amounts subject to repayment by the Focus Fund, pursuant to the aforementioned conditions, at August 31, 2021 were as follows:

Subject to Repayment
Amount	by August 31,
$ 37,960	2023
$ 59,180	2024

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the year ended August 31, 2021, the Advisor waived fees of $17,623 and reimbursed the Multi Cap Fund $33,341 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2024 totaled $85,446.

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The amounts subject to repayment by the Multi Cap Fund, pursuant to the aforementioned conditions, at August 31, 2021 were as follows:

Subject to Repayment
Amount	by August 31,
$ 34,482	2023
$ 50,964	2024

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”). MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2021, MSS earned fees of $167,246 from the Trust. The Focus Fund and Multi Cap Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2021, Mr. Pokersnik earned fees of $5,753 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person. There are certain shareholders of the Funds that also have a direct, regular discretionary investment accounts with the Adviser. As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management. These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2021, the Advisor earned fees from these shareholder accounts in the amount of $7,415 from the Balanced Fund, $261 from the Income Fund, $3,888 from the Stock Fund, $400 from the Dividend Growth Fund, and $17 from the Focus Fund.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $9,874,787 and $7,323,679, respectively.

Archer Income Fund

For the year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,902,008 and $3,167,907, respectively.

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Archer Stock Fund

For the year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,543,299 and $4,180,573, respectively.

Archer Dividend Growth Fund

For the year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $5,822,735 and $4,946,263, respectively.

Archer Focus Fund

For the year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $4,268,989 and $3,140,154, respectively.

Archer Multi Cap Fund

For the year ended August 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,126,356 and $1,323,773, respectively.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2021, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 31% of the voting securities of the Balanced Fund, approximately 31% of the voting securities of the Income Fund, approximately 39% of the voting securities of the Stock Fund, and approximately 35% of the voting securities of the Dividend Growth Fund, and may be deemed to control each of the respective Funds. As of August 31, 2021, Wells Fargo Clearing Services, LLC., for the benefit of its customers owned, in aggregate, approximately 28% of the voting securities of the Income Fund, approximately 35% of the Dividend Growth Fund, approximately 74% of the Focus Fund, and approximately 91% of the Multi Cap Fund. As of August 31, 2021, NFS, LLC., for the benefit of its customers owned, in aggregate, approximately 28% of the Dividend Growth Fund.

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of August 31, 2021, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

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	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation	$16,857,844	$ 277,140	$12,995,418	$5,925,260	$320,810	$928,204
Undistributed Ordinary Income	87,934	-	-	23,639	197,004	283
Deferral of Post-December Ordinary Losses	-	-	-	-	-	(13,539)
Undistributed long-term capital gains	471,211	-	1,063,473	-	125,534	53,774
Capital loss carryforward:
Short term (no expiration)	-	(197,933)	-	(1,261,259)	-	-
Long term (no expiration)	-	(224,335)	-	(1,495,516)	-	-
Total Distributable Earnings/(Deficit)	$17,416,989	$(145,128)	$14,058,891	$3,192,124	$643,348	$968,722

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December ordinary losses are determined only at the end of each fiscal year. The Income Fund utilized $6,639 of its long-term capital loss carryforward during the year ended August 31, 2021. The Multi Cap Fund chose to defer $13,539 in post December ordinary losses during the year ended August 31, 2021. The Stock Fund recorded a permanent book/tax difference of $58,577 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Income Fund and is designed generally to present undistributed income and net realized gain on a tax basis, which is considered to be more informative to shareholders.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2021 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend	Focus	Multi
	Fund	Fund	Fund	Growth Fund	Fund	Cap Fund

Gross unrealized appreciation on investment securities	$16,963,932	$ 335,383	$13,010,279	$ 6,143,100	$ 383,613	$ 1,047,220
Gross unrealized depreciation on investment securities	(106,088)	(58,243)	(14,861)	(217,840)	(62,803)	(119,016)
Net unrealized appreciation	$16,857,844	$ 277,140	$12,995,418	$ 5,925,260	$ 320,810	$ 928,204

Tax cost of investments (including short- term investments) *	$34,428,434	$10,918,367	$15,165,990	$17,783,324	$3,366,480	$4,104,902

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Balanced Fund and Multi Cap Fund.

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AUGUST 31, 2021

The Funds paid the following distributions for the years ended August 31, 2021 and 2020, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2021	$ 498,529	Ordinary Income

Income Fund	8/31/2021	$ 302,219	Ordinary Income

Stock Fund	8/31/2021	$ 2,136	Ordinary Income

Dividend Growth Fund	8/31/2021	$ 489,697	Ordinary Income

Focus Fund	8/31/2021	$ 13,484	Ordinary Income

Multi Cap Fund	8/31/2021	$ 5,143	Ordinary Income

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2020	$ 624,079	Ordinary Income
Balanced Fund	8/31/2020	$ 107,818	Long term capital gain

Income Fund	8/31/2020	$ 310,527	Ordinary Income

Stock Fund	8/31/2020	$ 61,311	Ordinary Income
Stock Fund	8/31/2020	$ 870,525	Long term capital gain

Dividend Growth Fund	8/31/2020	$ 634,165	Ordinary Income

Focus Fund	8/31/2020	$ 9,808	Ordinary Income

Multi Cap Fund	8/31/2020	$ 8,266	Ordinary Income

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or

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other events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 11.  SUBSEQUENT EVENTS

On September 29, 2021, the following Funds declared distributions form ordinary income to shareholders of record as of September 29, 2021:

Ordinary Income

    Per Share Amount

Balanced Fund

      $103,629

                $0.03

Income Fund

      $  21,070

$0.04

Dividend Growth Fund

      $  10,380

$0.01

Focus Fund

      $    8,086

$0.06

On October 28, 2021, the following Funds declared distributions form ordinary income to shareholders of record as of October 28, 2021:

Ordinary Income

    Per Share Amount

Dividend Growth Fund

      $15,208

                $0.02

Income Fund

      $22,296

                $0.04

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

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 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

   Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund,

   Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, and Archer Multi Cap Fund, collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Archer Balanced Fund	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, 2018 and 2017
Archer Income Fund	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, 2018 and 2017
Archer Stock Fund	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, 2018 and 2017
Archer Dividend Growth Fund	For the year ended August 31, 2021	For the years ended August 31, 2021 and 2020	For the years ended August 31, 2021, 2020, 2019, 2018 and period from September 1, 2016 (commencement of investment operations) through August 31, 2017
Archer Focus Fund	For the year ended August 31, 2021	For the year ended August 31, 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020	For the year ended August 31, 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020
Archer Multi Cap Fund	For the year ended August 31, 2021	For the year ended August 31, 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020	For the year ended August 31, 2021 and period from December 30, 2019 (commencement of investment operations) through August 31, 2020

Annual Report | 77

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the

Archer Investment Series Trust since 2011

Abington, Pennsylvania

October 28, 2021

Annual Report | 78

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2021 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2021 through August 31, 2021.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | 79

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Archer Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,124.96	$6.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,017.04	$4.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.37	$4.89

* Expenses are equal to the Fund's annualized expense ratio of .96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,176.22	$6.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Dividend Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,179.17	$5.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of .98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 80

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Archer Focus Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,154.70	$5.81
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.81	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Multi Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2021	August 31, 2021	March 1, 2021 to August 31, 2021

Actual	$1,000.00	$1,142.13	$5.13
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 81

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2021 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (74) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (66) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy C. Patton (53) Trustee & President & Chief Executive Officer, December 2009 to present	Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi (47) Treasurer and Chief Financial Officer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (57) Secretary, December 2009 to present	Attorney – Ropka Law, LLC May 1, 2008 – present
Brandon Pokersnik (43) 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 Chief Compliance Officer, November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012
Mason Heyde (32) Assistant Compliance Officer, November 2017 to present	Archer Investment Corporation (2012 – present)

*    The address for each trustee and officer of the Trust is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

Annual Report | 82

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2021 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended August 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report | 83

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund.

At a meeting held via telephone on August 12, 2021(1), the Board of Trustees (the “Board” or the “Trustees”) of the Archer Investment Series Trust (the “Trust”), comprised of a majority of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”) met to review and discuss approving the continuation of the Management Agreement (“Agreement”) between the Trust and Archer Investment Corporation (the “Adviser” or “AIC”) on behalf of the Archer Balanced Fund, the Archer Stock Fund, the Archer Income Fund, the Archer Dividend Growth Fund, the Archer Focus Fund and the Archer Multi Cap Fund (the “Fund” or “Funds”).  The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the renewal of this agreement.

In considering the Management Services Agreement, the Trustees reviewed a variety of materials, which they received in advance of the meeting, relating to each Fund that they deemed relevant or necessary to consider in the approval process of the continuation of Management Services Agreement.  The materials received addressed the nature, extent and quality of services provided by the Adviser, comparative performance of each Fund, profitability of the Adviser, fee and expense information, performance information for each Fund, and other information which was provided to them on a periodic basis throughout the year. Prior to voting on the approval of the renewal, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing their fiduciary duties and responsibilities applicable in reviewing and considering the Management Services Agreement renewal; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.  In particular, legal counsel discussed the following material factors which the Trustees should consider in order to make an informed decision regarding the approval of the continuation of the Agreement: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by AIC from the relationship with each Fund; (iv) the extent to which economies of scale are realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to the approval, the Board took into consideration information furnished for the Board’s review at this meeting along with materials received by the Board throughout the year at regular Board meetings, such as: (i) the services and support provided to the Funds and their shareholders by the Adviser; (ii) performance assessments of the investment performance of each Fund by personnel of the Adviser; (iii) performance commentary on the explanation for the performance;

Annual Report | 84

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

(iv) presentations by the Funds’ portfolio manager addressing the Adviser’s investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Funds and the Adviser are responding to them; (viii) financial information about the Adviser; (ix) expense and performance information for the Funds; and (x) any soft-dollar or similar benefits to be realized by the Adviser from their relationship with the Funds.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the agreement and each Trustee may have afforded different weight to the various factors considered. Following is a summary of the Board’s consideration of various factors:

The Nature, Extent and Quality of the Services Provided by Adviser.

The Trustees considered various aspects of the nature, extent and quality of the services provided by the Adviser to the Funds. In considering the nature, extent and quality of the services provided by the Adviser, the Trustees reviewed information relating to the Adviser’s operations and personnel. Among other things, the Adviser provided financial information, information about its professional staff, the performance of its duties with respect to the Funds and the Trustees’ extensive knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties under the Management Services Agreement.  During their deliberations regarding the Adviser, the Trustees evaluated, among other things: (i) the extent and quality of the Adviser’s oversight of the operation and management of the Funds; (ii) the quality of the search, selection and monitoring services performed by the Adviser in satisfying its portfolio management responsibilities; (iii) the Adviser’s ability to supervise the Funds’ other service providers; and (iv) the Adviser’s compliance program. The Trustees also took into account that, in performing its functions under the Management Services Agreement, the Adviser: performs periodic detailed analyses and reviews of portfolio and other, compliance matters; prepares and presents periodic reports to the Board regarding the investment performance of each Fund, at such times and in such forms as the Board may reasonably request; performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Services Agreement and applicable law; its efforts to promote the Funds and grow each Fund’s assets; its continued cooperation with the Independent Trustees, the chief compliance officer, and Legal Counsel for the Funds.  The Trustees also noted that the principal of the Adviser is also the Principal Executive Officer and President for the Trust and is serving the Trust without additional compensation.  The Trustees also noted the Adviser’s efforts to reduce the expenses of each Fund’s shareholders by maintaining expense limitations agreements with each Fund while seeking opportunities to decrease Fund expenses. In addition, the Trustees also considered the financial condition of the Adviser with respect to its ability to provide the services required under the Management Services Agreement.

Annual Report | 85

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

After reviewing the foregoing information and further information in the materials provided by the Adviser, including the Adviser’s Form ADV, the Board concluded that the nature, extent, and quality of the services provided by the Adviser were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and Adviser.

In considering this factor, the Trustees considered the consistency of the Adviser’s management of the Funds with their investment objectives and policies along with the overall performance of each Fund as presented to the Trustees in the materials at this meeting and those which the Trustees had reviewed at each prior quarterly Board meeting throughout the past year.  The Trustees also considered each Fund’s performance against its benchmark over varying periods throughout each Fund’s history since inception and other relevant information provided by the Adviser.

After considering and discussing the performance of each of the Funds further, the Adviser’s experience and the historical performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds and the Adviser was satisfactory.

The Costs of the Services Provided and Profits to be Realized by Adviser form the Relationship with the Funds.

In considering these factors, the Trustees noted the overall expenses of each Fund, the asset levels of each Fund and the gross and net expenses of the Funds.  The Board was provided with information on the profitability of the Adviser in serving as the Funds’ Adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Trustees considered: the Adviser’s financial condition (as reported by the  company) and the level of commitment to the Funds by the principals of the Adviser; the increasing asset levels of the Funds; and the overall expenses of the Funds.  The Trustees also considered potential benefits for the Adviser in managing the Funds. The Trustees noted that the Adviser is profitable regarding its relationship with the Funds and noted its desire to remain competitive which is reflected in its desire and willingness to continue reduce its fees to the shareholders. The Trustees, based on the foregoing, concluded that the fees to be paid to the Adviser by the Funds and the profits to be realized by the Adviser, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

After further consideration of these elements, the Trustees concluded, considering all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by the Adviser from their relationships with the Funds were not unreasonable.

Annual Report | 86

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Other Benefits Derived by the Adviser or Sub-advisers from their Relationships with the Funds.

The Trustees considered potential ancillary benefits that might be received by the Adviser because of its relationship with the Funds. The Trustees concluded that the Adviser’s reputation, as well as other intangibles, a benefit because of being associated with the Fund. The Trustees also concluded that other potential benefits to be derived may include the Adviser’s ability to use soft dollar credits, potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Trustees concluded that the benefits derived by the Adviser were consistent with the types of benefits generally derived by investment managers to mutual funds.

After reviewing and considering the foregoing information and other information they deemed relevant regarding these matters, the Trustees concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from their relationship with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees noted that while the Management Services Agreement does not provide for breakpoints at various asset levels for which shareholders may benefit, the Trustees did note that the Adviser has historically reduced different Funds’ expense limitations which benefited the shareholders and that the Adviser continues to seek opportunities to reduce expenses as they relate to the Funds expenses providers.

The Trustees also considered whether the Adviser has been able to benefit from any economies of scale with respect to its management of the Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Trustees considered the potential benefits for the Advisor in managing multiple series under the Trust, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into one of the Funds.

After reviewing and considering the foregoing information and other information they deemed relevant regarding these matters, the Trustees concluded, in light of all the facts and circumstances, that the economies of scale derived by the Adviser from its relationship with the Funds and the Funds’ shareholders, were satisfactory.

Annual Report | 87

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

Conclusion.

Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Trustees  using their reasonable business judgment, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that the approval of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

1. The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the Archer 12, 2021 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Trustees who are not “interested persons” of the Archer Funds, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board’s next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Annual Report | 88

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89

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

11711 N. College Ave., Suite200

Carmel, IN 46032

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Ropka Law, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2021

$ 50,000

FY 2020

$ 50,250

(b)

Audit-Related Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2021

$ 10,500

FY 2020

$ 10,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2021

$ 10,500

FY 2020

$ 10,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 5, 2021

* Print the name and title of each signing officer under his or her signature.